Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

Dated as of August 26, 2010

by and between

TOOTIE PIE COMPANY, INC.

and

DAWSON HOLDINGS, L.P.

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), executed on August 26, 2010 and effective on August 1, 2010, by and among Tootie Pie Company, Inc., a Nevada corporation (the “Company”), and Dawson Holdings, L.P., a Texas limited partnership (the “Purchaser”).

WHEREAS, the Company and the Purchaser are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchaser, as provided herein, and the Purchaser shall purchase, (i) 1,739,130 shares of the Company’s common stock, par value .0001 per share (the “Common Stock); (ii) “A” warrants to purchase up to 3,000,000 additional shares of Common Stock at an exercise price of $0.40, subject to adjustment; and (iii) “B” warrants to purchase up to 2,100,000 additional shares of Common Stock at an exercise price of $0.50, subject to adjustment (the “A” and B” warrants are collectively referred to as the “Warrants”).  The Warrants shall expire on December 31, 2012, subject to adjustment as further described in this Agreement and in the Warrants.  The Company will have a call feature on the Warrants should the stock price as traded in the open market and reflected by the Closing price exceeds $0.60 for the A Warrant and $0.75 for the B Warrant per share for five (5) consecutive days.  A Form of the A Warrant is attached to this Agreement as Exhibit A and a Form of the B Warrant is attached to this Agreement as Exhibit B and are incorporated herein by reference.  The Common Stock and the Warrants shall be referred to collectively as the “Securities.” The Securities shall be purchased for Four Hundred Thousand Dollars ($400,000) (the “Purchase Price”).  Throughout this Agreement, the term “Affiliate” is used.  The Company and Purchaser agree that the term “Affiliate” is defined to mean (i) with reference to the Company, a Person that directly, or indirectly, through one or more intermediaries, controls, or is controlled by, or is under common control with, the Company and (ii) with reference to Purchaser, any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with any of the partners owning interests in Purchaser and shall be deemed to include, without limitation, with respect to each such partner (A) (1) any other partner of the entity,  (2) such partner’s spouse, lineal descendants, or step-children; (3) a trust or trusts created solely for the benefit of such partner or such partner’s spouse, lineal descendants or step-children, or (4) any business entities wholly owned by such partner, such partner’s spouse, lineal descendants or step-children or a by a trust or trusts created solely for the benefit of such partner or such partner’s spouse, lineal descendants or step-children; or (B) to the extent that any partner is not a natural person, any partner, member or shareholder of such partner or to persons or entities related to any such partner, member or shareholder of a partner of the nature described in clause (A)(2), (3) or (4). The Company agrees that the provisions of clause (B) are intended to include spouses, lineal descendants, or trusts or entities for the benefit of Vincent M. Dawson and Berkley V. Dawson.  For purposes of these definitions, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Purchaser hereby agree as follows:

1.             Closing.   Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, the Purchaser shall purchase, and the Company shall sell to the Purchaser, the Securities.  The Closing Date shall be the date that Purchaser’s funds representing the net amount due to the Company from the Purchase Price are transmitted by wire transfer to an account designated by the Company, or otherwise to or for the benefit of the Company.  On the Closing Date, the Company shall deliver to the Purchaser the Securities by physical delivery of (i) the certificates representing the Common Stock and (ii) the Warrants purchased by such.  The consummation of the transactions contemplated herein shall take place at the offices of Trombly Business Law, 1320 Centre Street, Suite 202, Newton, Massachusetts 02459, upon the satisfaction of all conditions to Closing set forth in this Agreement (“Closing Date”).

2.             Purchaser Representations and Warranties.  The Purchaser hereby represents and warrants to and agrees with the Company that:

(a)           Organization and Standing of the Purchaser.  If the Purchaser is an entity, such Purchaser is a corporation, partnership or other entity duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

(b)           Authorization and Power.  The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Securities being sold to it hereunder.  The execution, delivery and performance by such Purchaser of this Agreement and other agreements delivered with this Agreement or in connection herewith and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, members, as the case may be, is required.  This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms thereof subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(c)           No Conflicts.  The execution, delivery and performance of this Agreement and the consummation by such Purchaser of the transactions contemplated hereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or to the Purchaser’s knowledge, result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser).  Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or to purchase Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d)           Information on Company.   The Purchaser has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-K for the year ended March 31, 2010 and all periodic reports filed with the Commission thereafter, but not later than five business days before the Closing Date (hereinafter referred to as the “Reports”).  In addition, the Purchaser has had an opportunity to talk with Management of the Company and has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Purchaser has requested in writing to the extent required by Regulation D (such other information is collectively, the “Other Written Information”), and considered all factors the Purchaser deems material in deciding on the advisability of investing in the Securities.

(e)           Information on Purchaser.  The Purchaser is an “accredited investor”, as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase of the Securities, which represents a speculative investment.  The Purchaser has the authority and is duly and legally qualified to purchase and own the Securities.  The Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof.  The information set forth on the signature page hereto regarding the Purchaser is accurate.

(f)            Purchase of Securities.  On the Closing Date, the Purchaser will purchase Securities as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof, but Purchaser does not agree to hold the Securities for any minimum amount of time.

(g)           Compliance with Securities Act.  The Purchaser understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Purchaser contained herein), and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.  Notwithstanding anything to the contrary contained in this Agreement, such Purchaser may transfer the Securities consistent with state and federal securities laws.

(h)           Securities Legend.  The Securities shall bear the following or similar legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL TO TOOTIE PIE COMPANY, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

The Purchaser agrees that, in connection with any transfer of securities by it pursuant to an effective registration statement under the 1933 Act, it will comply with all prospectus delivery requirements of the 1933 Act.

 (i)           Communication of Offer.  The offer to sell the Securities was directly communicated to the Purchaser by the Company.  At no time was the Purchaser presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

 (j)           No Governmental Review.  Each Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k)            Correctness of Representations.  Each Purchaser represents as to such Purchaser that the foregoing representations and warranties are true and correct as of the date hereof and, unless a Purchaser otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(l)             Survival.  The foregoing representations and warranties shall survive the Closing Date until three years after the Closing Date.

(m)           No Short Sales.  For the period commencing on the Closing Date and ending on the last to occur of (i) the third anniversary of the Closing Date or (ii) the date on which a voting member of the Board of Directors sponsored by the Purchaser per section 8 below no longer serves in such capacity, Purchaser shall not effect any Short Sale (as hereafter defined) of the Company’s Common Stock.  As used herein, Short Sale means all short sales as defined in Rule 200 of Regulation SHO under the Securities Exchange Act of 1934.

(o)           Finders and Broker Dealers.  No finders or broker dealers or any other entity will receive compensation as a result of this transaction.

3.             Company Representations and Warranties.  The Company represents and warrants to Purchaser that:

(a)           Due Incorporation.  The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as disclosed in the Reports.  The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect.  For purpose of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, properties or business of the Company taken individually, or in the aggregate, as a whole.

(b)           Common Stock.

(i)           All outstanding Common Stock of the Company are, and all shares which may be issued (i) on the Closing Date, or (ii) exercise of the Warrants will be, when issued and upon delivery of the exercise price, if any, payable with respect thereto, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive or similar rights.

(ii)           Except as contemplated hereby or in the other Transaction Documents, there are no “poison pill” agreements, registration rights agreements,  voting agreements or trusts, proxies or other agreements or contractual obligations to which the Company is a party or bound, or which otherwise affect the voting or issuance of any Common Stock of the Company.

(c)           Authority; Enforceability.  This Agreement and any other agreements delivered together with this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.  The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d)           Preemptive Rights.   There are no outstanding agreements or preemptive or similar rights affecting the Company’s common stock.

(e)           Consents.  No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, the Over-The-Counter Bulletin Board (the “Bulletin Board”) nor the Company’s shareholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Securities.  The Transaction Documents and the Company’s performance of its obligations thereunder have been approved unanimously by the Company’s directors.

(f)            No Violation or Conflict.  Assuming the representations and warranties of the Purchaser in Section 2 are true and correct, neither the issuance and sale of the Securities nor the performance of the Company’s obligations under this Agreement and all other agreements entered into by the Company relating thereto by the Company will violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company or any of its Affiliates is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company, or any of its Affiliates is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect on the Company.

(g)           The Securities.  The Securities upon issuance:

(i)            are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii)           when issued as described in this Agreement, and, if registered pursuant to the 1933 Act and resold pursuant to an effective registration statement, will be free trading and unrestricted;

(iii)          will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company;

(iv)          will not subject the Purchaser thereof to personal liability by reason of being such holder provided Purchaser’s representations herein are true and accurate and Purchaser takes no actions or fails to take any actions required for its purchase of the Securities to be in compliance with all applicable laws and regulations; and

(v)           will have been issued in reliance upon an exemption from the registration requirements of and will not result in a violation of Section 5 under the 1933 Act.

(h)           Litigation.  Other than as described in the Reports, there is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates that would affect the execution by the Company or the performance by the Company of its obligations under the Transaction Documents.  Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i)             Reporting Company.  The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the 1934 Act.  Pursuant to the provisions of the 1934 Act, including permissible extensions, the Company has timely filed all reports and other materials required to be filed thereunder with the Commission during the preceding thirty six months (the “Company SEC Documents”).

(j)             No Market Manipulation.  The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the common stock of the Company to facilitate the sale or resale of the Securities or affect the price at which the Securities may be issued or resold.

(k)            Information Concerning Company.  The Company SEC Documents contain all material information relating to the Company and its operations and financial condition as of their respective dates and all the information required to be disclosed therein.   Since the last day of the fiscal year of the most recent audited financial statements included in the Company SEC Documents (“Latest Financial Date”), and except as modified in the Other Written Information, there has been no Material Adverse Event relating to the Company’s business, financial condition or affairs not disclosed in the Company SEC Documents.  As of their respective dates, the Company SEC Documents complied in all material respects with the requirements of the 1933 Act, or the 1934 Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Company SEC Documents, and none of the Company SEC Documents contained as of their respective dates any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

(l)             Stop Transfer.  The Securities, when issued, will be restricted securities.  The Company will not issue any stop transfer order or other order impeding the sale, resale or delivery of any of the Securities, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Purchaser.

(m)           Defaults.   The Company is not in violation of its Certificate of Incorporation or Bylaws.  The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect on the Company, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters, or (iii) to its knowledge not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect on the Company.

(n)            No Integrated Offering.  Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board.  Neither the Company nor any of its Affiliates will take any action or steps that would cause the offer or issuance of the Securities to be integrated with other offerings.  The Company will not conduct any offering other than the transactions contemplated hereby that will be integrated with the offer or issuance of the Securities.

(o)            No General Solicitation.  Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Securities.

(p)            Listing.  The Company’s common stock is quoted on the Over-The-Counter Bulletin Board under the symbol TOOT.OB.  The Company has not received any oral or written notice that its common stock is not eligible nor will become ineligible for quotation on the Bulletin Board nor that its common stock does not meet all requirements for the continuation of such quotation.  The Company satisfies all the requirements for the continued quotation of its common stock on the Bulletin Board.

(q)            No Undisclosed Liabilities.  The Company has no liabilities or obligations which are material, individually or in the aggregate, nor is it aware of any events, circumstances or facts which are not disclosed in the Company SEC Documents and Other Written Information, other than those incurred in the ordinary course of the Company’s businesses since  July 30, 2010 and which, individually or in the aggregate, (i) would reasonably be expected to have a Material Adverse Effect, (ii) would reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, or (iii) would reasonably be expected to delay in any material respect, or prevent the consummation of, any of the transactions contemplated by the Transaction Documents.

(r)             No Undisclosed Events or Circumstances.  Since July 30, 2010, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

 (s)           Dilution.   The Company’s executive officers and directors understand the nature of the Securities being sold hereby and recognize that the issuance of the Securities will have a potential dilutive effect on the equity holdings of other holders of the Company’s equity or rights to receive equity of the Company.  The board of directors of the Company has unanimously concluded, in its good faith business judgment that the issuance of the Securities is in the best interests of the Company.

(t)             No Disagreements with Accountants and Lawyers.  There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company, including but not limited to disputes or conflicts over payment owed to such accountants and lawyers.

 (u)           Investment Company.   Neither the Company nor any Affiliate is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(v)            Intangible Property.  The Company possesses or has adequate rights to use all trademarks, trade names, patents, service marks, brand marks, brand names, computer programs, databases, industrial designs and copyrights necessary for the operation of the businesses of the Company (collectively, the “Intangible Property”), except where the failure to possess or have adequate rights to use such properties, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect.  All of the Intangible Property is owned or licensed by the Company free and clear of any and all liens, except those that, individually or in the aggregate, have not had and could not reasonably be expected to have a Material Adverse Effect, and the Company has forfeited or otherwise relinquished any Intangible Property which forfeiture, individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

The use of the Intangible Property by the Company does not conflict with, infringe upon, violate or interfere with or constitute an appropriation of any right, title, interest or goodwill, including any trademark, patent, service mark, copyright or any pending application therefor of any other person and there have been no claims made and the Company has not received any notice of any claim or otherwise knows that any of the Intangible Property is invalid or conflicts with the asserted rights of any other person or has not been used or enforced or has failed to have been used or enforced in a manner that would result in the abandonment, cancellation or unenforceability of any of the Intangible Property, except for any such conflict, infringement, violation, interference, claim, invalidity, abandonment, cancellation or unenforceability that, individually or in the aggregate, has not had and could not reasonably be expected to have a Material Adverse Effect.

(w)           No Brokers or Finders.  No agent, broker, finder or investment or commercial banker, or other person or firm engaged by or acting on behalf of the Company in connection with the negotiation, execution or performance of this Agreement is or will be entitled to any brokerage or finder’s or similar fee or other commission as a result of this Agreement, the other Transaction Documents or the transactions contemplated hereby or thereby, other than any such fees or commissions that have been disclosed to Purchasers in writing and as to which the Company shall have full responsibility.

(x)           Compliance with Applicable Laws.

(i)           The Company has in effect all approvals of all governmental entities necessary for the lawful conduct of its business, and there has occurred no default or violation under any such approval, except for failures to obtain, or for defaults or violations under, approvals which failures, defaults or violations, individually or in the aggregate, (A) could not reasonably be expected to have a Material Adverse Effect, (B) could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, and (C) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

(ii)           Except as otherwise disclosed in the Company SEC Documents, the Company  are in compliance with all applicable laws and orders, except for possible noncompliance which, individually or in the aggregate, (A) could not reasonably be expected to have a Material Adverse Effect, (B) could not reasonably be expected to impair the ability of the Company to perform its obligations under any of the Transaction Documents in any material respect, and (C) could not reasonably be expected to delay in any material respect or prevent the consummation of any of the transactions contemplated by any of the Transaction Documents.

(y)            Correctness of Representations.  The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects, and, unless the Company otherwise notifies the Purchaser prior to the Closing Date, shall be true and correct in all material respects as of the Closing Date.

(z)             Disclosure of Transaction.  The Company may issue a press release at the Company’s discretion describing the material terms of the transaction contemplated hereby (the “Press Release”).  The Company shall also file with the Commission a Current Report on Form 8-K (the “Form 8-K”) describing the material terms of the transactions contemplated hereby in no event more than four (4) Trading Days following the Closing Date, which Press Release and Form 8-K shall be provided to the Purchaser prior to publication.  “Trading Day” means any day during which the Nasdaq Capital Market shall be open for trading.

4.             Regulation D Offering.  The offer and issuance of the Securities to the Purchaser is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.  On the Closing Date, the Company will provide an opinion reasonably acceptable to Purchaser from the Company’s legal counsel opining on the availability of an exemption from registration under the 1933 Act as it relates to the offer and issuance of the Securities and other matters reasonably requested by the Purchaser.

5.             Covenants of the Company.  The Company covenants and agrees with the Purchaser as follows:

(a)           Stop Orders.  The Company will advise the Purchaser, as soon as practicable but, in any event, within one business day after the Company receives notice of issuance by the Commission, any state securities commission or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the common stock of the Company for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

(b)           Listing.   The Company shall maintain the listing of the Common Stock for trading on the Principal Market (as hereafter defined) for one year after Closing.  The Company will maintain the listing of its common stock on the American Stock Exchange, Nasdaq SmallCap Market, Nasdaq National Market System, Bulletin Board, or New York Stock Exchange (whichever of the foregoing is at the time the principal trading exchange or market for the common stock (the “Principal Market”)), and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will promptly after receipt provide the Purchaser copies of all notices it receives notifying the Company of the threatened and actual delisting of the common stock from any Principal Market.  As of the date of this Agreement and the Closing Date, the Bulletin Board is and will be the Principal Market.

 (c)          Use of Proceeds.  The Purchase Price will be used for working capital.

(d)           Board Resolutions.  The board of directors of the Company have duly adopted the resolutions concerning the actions contemplated by the Transaction Documents.

6.             Covenants of the Company and Purchaser Regarding Indemnification.

(a)           The Company agrees to indemnify, hold harmless, reimburse and defend the Purchaser, the Purchaser’s officers, directors, agents, Affiliates, counsel, control persons, and principal shareholders, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Purchaser or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Company or breach of any warranty by the Company in this Agreement, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Purchaser relating hereto.

(b)           The Purchaser agrees to indemnify, hold harmless, reimburse and defend the Company and each of the Company’s officers, directors, agents, Affiliates, counsel, control persons against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by such Purchaser in this Agreement, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by such Purchaser of any covenant or undertaking to be performed by such Purchaser hereunder, or any other agreement entered into by the Company and Purchaser, relating hereto.

7.              Registration Rights.  No registration statement shall be required to be filed by the Company for the Securities issued pursuant to this Agreement, or for the shares of Common Stock or Warrants; or for the Common Stock into which the Warrants are exercisable.

8.              Board of Directors.  The Company shall take, or cause to be taken, such action as may be necessary or advisable to ensure that the Company’s board of directors shall consist of five (5) directors and that Vincent M. Dawson and James E. Dawson are appointed as directors on the board of directors immediately following the Closing.  The board of directors will appoint Vincent M. Dawson and James E. Dawson to the Class of Directors with the longest term, which for point of clarity and consistent with the Company’s by-laws, will not exceed three years.  If, (a) the Company holds an Annual Meeting in which the Class of Directors of which Vincent M. Dawson or James D. Dawson are a part will be reelected, and (b) Purchaser together with its Affiliates owns at least 10% of the Company’s issued and outstanding stock, then the Company agrees to nominate for reelection Vincent M. Dawson and James E. Dawson for an additional three year term consistent with the Company’s by-laws and applicable state and federal law then in effect subject to other requirements and limitations in this Section 8. The Company agrees that, in the event Vincent M. Dawson or James E. Dawson cannot or will not serve on the Board of Directors, then Berkley V. Dawson, may replace one of them on the board of directors.  If Berkley V. Dawson is unable or unwilling to serve on the board of directors, then such right to a board seat will be extinguished.

Any nominations shall be consistent with the Company’s By-laws then in effect and applicable state laws to remain as directors, subject to stockholder approval.  The Company shall use its reasonable best efforts to cause such nominees to be elected to the board of directors similar to past practices and to its efforts in regards to other nominees.  The Company will not expand its Board to more than five members without the prior written consent of Purchaser, subject to the following sentence.  Should the Company list its common shares on an exchange which listing requirements require a majority of independent directors, the Company reserves the right to expand its Board as necessary to add a sufficient number of independent directors to meet the listing criteria of the exchange.  The Company will direct its counsel, at its expense, to make any regulatory filings necessary for the appointment to the Board of Directors.  Vincent M. Dawson and James E. Dawson will promptly provide any information reasonably necessary to make such filings at the Company’s request.  After serving on the Board for three years following execution of this Agreement, if Purchaser and its Affiliates own, in the aggregate, less than 2% of the issued and outstanding Common Stock of the Company then Vincent M. Dawson, James E. Dawson and/or Berkley V. Dawson will, after receipt of a request from the Chairman of the Board, tender resignations as directors to the Board regardless of whether or not their terms have expired or they have been reelected by shareholders.

9.             Right of First Refusal.

(a)           For one year after execution of this Agreement, , the Company shall not incur any debt (other than ordinary course of business trade debt) over $100,000 without the prior written consent of Purchaser.  If, during such period, Purchaser consents to the incurrence of debt in a public or private offering of debt of more than $400,000 in net proceeds (a “Debt Placement Event”), the Purchaser may, but is not obligated to, require the Company to repurchase all common stock issued to the Purchaser at the Closing of this Agreement still held by the Purchaser at the time of the Debt Placement Event.  The Company will communicate such intention to make a public or private placement of such debt known to the Purchaser along with a reasonable description of such proposed terms and the Purchaser shall have three business days to notify the Company if it intends to require the Company to repurchase the common stock as described in the previous sentence.  If the Purchaser notifies the Company it does not intend to exercise its right as described in this Section 9(b), the Company may rely on such representation to complete the Debt Placement event and retain the proceeds from such Debt Placement Event.  For purposes of clarity, the Company will not, at any time, be obligated to purchase common stock it issued to the Purchaser upon exercise of Warrants.  The purchase price per share shall be $0.33 per share, subject to equitable adjustment in the event of a reclassification or split of the Company’s common stock.   If the Purchaser makes this election, the expiration date of the Warrants issued pursuant to this Agreement that remain unexercised and held by Purchaser, will be extended for two years.  All other terms of the Warrants will remain in full force and effect.  Additionally, if the Purchaser makes this election, Vincent M. Dawson and James E. Dawson will remain on the Board (subject to and as described in Section 8 above) until the extended expiration date of the warrants.

(b)           The Purchasers agree that they, together with their Affiliates will not exercise any Warrant issued pursuant to this Agreement if, as a result of the exercise of that Warrant, the Purchaser and its Affiliates in the aggregate would own in excess of 40% of the Common Stock (the “Maximum Percentage Ownership”) issued and outstanding for a minimum of five years following the date of the execution of this Agreement.

10.            Miscellaneous.

(a)           Notices.  All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice.  Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.  The addresses for such communications shall be: (i) if to the Company, to: Tootie Pie Company, Inc. 129 Industrial Drive, Boerne, TX 78006, with a copy by telecopier only to: Amy Trombly, Esq., Trombly Business Law, 1320 Centre Street, Suite 202, Newton, MA 02459, Fax: (617) 243-0066, and (ii) if to the Purchaser, to: the address and telecopier number indicated on the signature page hereto, with a copy by telecopier or electronic mail to:  Drew R. Fuller, Jr., Hornberger Sheehan Fuller & Beiter Incorporated, 7373 Broadway, Suite 300, San Antonio, Texas  78209.

(b)           Entire Agreement; Assignment.  This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties.  Neither the Company nor the Purchaser has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.  No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Purchaser.

(c)           Counterparts/Execution.  This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.  This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

(d)           Law Governing this Agreement.  This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to principles of conflicts of laws.  Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of Texas or in the federal courts located in the State of Texas.  The parties agree that such courts shall have jurisdiction of any such action and waive trial by jury.  In any action brought by a Party hereto to enforce the obligations of any other Party hereto, the prevailing Party shall be entitled to collect from the opposing Party to such action such Party's reasonable litigation costs and attorneys fees and expenses (including court costs, reasonable fees of accountants and experts, and other expenses incidental to the litigation).   In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law.  Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(e)           Specific Enforcement, Consent to Jurisdiction.  The Company and Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.  Subject to Section 8(d) hereof, each of the Company and Purchaser each hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in Texas of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper.  Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

 (f)           Equal Treatment.   No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of the Transaction Documents unless the same consideration is also offered and paid to all the parties to the Transaction Documents.

(g)           Survival of Provisions.

(a)           The representations and warranties of the Company and Purchaser made herein or in any other Transaction Document shall remain operative and in full force and effect pursuant to their terms, until August 1, 2011; provided that such representations and warranties shall survive as to any claim or demand made prior to their termination date until such claim or demand is fully paid or otherwise resolved by the parties hereto in writing or otherwise.

(b)           The covenants and agreements of the Company and Purchaser contained in this Agreement that, by their terms, are to be performed or complied with after the Closing Date will survive until the later of (i) August 1, 2011 and (ii) the period specified herein with respect to such covenant or agreement; and provided, further, that such covenants and agreements shall survive as to any claim or demand made prior to their termination date until such claim or demand is fully paid or otherwise resolved by the parties hereto in writing or otherwise.

(h)           No Waiver; Modification in Writing.  No failure or delay on the part of the Company or a Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  Without limiting the rights that any party may have for fraud under common law, the remedies provided for herein are cumulative and are the exclusive remedies available to the Company or Purchaser at law or in equity.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given without the written consent of the Company, on the one hand, and Purchaser or their permitted assigns, on the other hand, provided that notice of any such waiver shall be given to each party hereto as set forth below.  Any amendment, supplement or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.  Except where notice is specifically required by this Agreement, no notice to or demand on any party hereto in any case shall entitle the other party to any other or further notice or demand in similar or other circumstances.

(i)            Severability.  If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any party.  Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated herein are consummated as originally contemplated to the fullest extent possible.

(j)            Parties in Interest.  This Agreement shall be binding upon and, except as provided below, inure solely to the benefit of each party hereto and their successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

(k)            Public Announcements.  The Company, on the one hand, and Purchaser, on the other, shall consult with each other before issuing any press release or otherwise making any public statements with respect to this Agreement or the transactions contemplated hereby, except for statements required by law or by any listing agreements with or rules of any national securities exchange or FINRA or made in disclosures reasonably determined as required to be filed pursuant to the 1933 Act or the 1934 Act.

(l)            Headings.  The headings of this Agreement are for convenience of reference only and are not part of the substance of this Agreement.

SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

Please acknowledge your acceptance of the foregoing Securities Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

TOOTIE PIE COMPANY, INC.
A Nevada corporation

By:	/s/ Don L. Merrill, Jr.
Name: Don L. Merrill, Jr.
Title: Chief Executive Officer

Dated: August 26, 2010

DAWSON HOLDINGS, L.P.
A Texas limited liability company

By:	Dawson Brothers, LLC, a Texas limited liability company, its General Partner /s/ Berkley V. Dawson
By:	Berkley V. Dawson
Title: President

Dated: August 26, 2010

Exhibit A

Form of Class “A” Warrants

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL OF THE ISSUER THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TOOTIE PIE COMPANY, INC.
COMMON SHARE PURCHASE WARRANT

FOR VALUE RECEIVED, _________________ (the “Holder”), is entitled to purchase from Tootie Pie Company, Inc., a Nevada corporation (the “Company”), subject to the terms and conditions herein set forth, at any time before the Expiration Date, 3,000,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, par value $0.001 per share (the “Warrant Shares”), subject to adjustment of the number or kind of shares constituting the Warrant Shares as hereinafter provided.  The Holder is entitled to purchase the Warrant Shares for $0.40 per share, subject to adjustment as hereinafter provided (the “Exercise Price”), and is entitled also to exercise the other appurtenant rights, powers, and privileges hereinafter set forth.  The Holder may also have certain rights and obligations as described in that certain Securities Purchase Agreement between the Holder and the Company dated August 26, 2010 with an effective date of August 1, 2010 (the “Purchase Agreement”).  The Company may lower the Exercise Price or extend the Expiration Day at its sole discretion.

ARTICLE 1
DEFINITIONS

For all purposes of this Warrant, unless the context otherwise requires, the following terms have the following meanings:

1.1           “Affiliate”  of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity or any of its partners and shall be deemed to include, without limitation, with respect to a partner, (i) (A) any other partner of the entity,  (B) such partner’s spouse, lineal descendants, or step-children; (C) a trust or trusts created solely for the benefit of such partner or such partner’s spouse, lineal descendants or step-children, or (D) any business entities wholly owned by such partner, such partner’s spouse, lineal descendants or step-children or a by a trust or trusts created solely for the benefit of such partner or such partner’s spouse, lineal descendants or step-children; or (ii) to the extent that any partner is not a natural person, any partner, member or shareholder of such partner or to persons or entities related to any such partner, member or shareholder of a partner of the nature described in clause (i)(B), (C) or (D). The Company agrees that the provisions of clause (ii) of this Section 1.1 are intended to include spouses, lineal descendants, or trusts or entities for the benefit of Vincent M. Dawson and Berkley V. Dawson. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

1.2           “Call Notice” means a written demand by the Company for the exercise of this Warrant in accordance with Section 5.1

1.3           “Common Stock” means the Company’s authorized common stock, par value $0.001 per share.

1.4           “Company” means Tootie Pie Company, Inc., a corporation organized and existing under the laws of the State of Nevada, and any successor Person.

1.5           “Exercise Price” means the exercise price for the Warrant Shares established in accordance with Article 4.

1.6           “Expiration Date” means the earlier of (a) (i) either December 31, 2012 or (ii) December 31, 2014 in the event of a “Debt Placement Event” described in Section 9(B) of the Purchase Agreement pursuant to which the Company acquires the shares of Common Stock issued to Holder under the terms of the Purchase Agreement, and (b) 10 days after a Call Notice is issued by the Company in accordance with Section 5.1.

1.7           “Holder” means the holder of record of this Warrant as shown in the Company’s register for such purpose as described in Section 2.7 hereof.

1.8           “Person” means any natural person, sole proprietorship, general partnership, limited partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, private or governmental entity, or other party.

1.9           “Publicly Traded” has the meaning ascribed in Section 1.10.

1.10         “Trading Price” means , in the event such stock is traded on a national securities exchange or in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (stock being so traded or reported being referred to herein as “Publicly Traded”), the average closing bid and asked price of such stock on the five (5) trading days immediately preceding the date as of which such value is to be determined, and in the event the Common Stock is not Publicly Traded, the value of such stock on a going-concern basis, as determined by the Board of Directors of the Company in good faith or, in the Company’s discretion, by an appraiser mutually agreeable to the Holder and to the Company, the determination of such appraiser to be final in the absence of fraud or bad faith

1.11         “Warrant” means this Warrant and any warrants issued on or in substitution for this Warrant, including warrants issued in exchange for this Warrant pursuant to Article 2 hereof.

1.12         “Warrant Shares” means the shares of Common Stock or other securities acquired or to be acquired upon the exercise of the Warrant.

ARTICLE 2
EXERCISE OF WARRANT

2.1           Partial Exercise.  This Warrant may be exercised in whole or in part at any time prior to the Expiration Date.  In the event of a partial exercise, the Company shall execute and deliver to the Holder (or to such other Person as shall be designated in the Subscription Notice) a new Warrant covering the unexercised portion of the Warrant Shares.  In no event may the Warrant be exercised for less than 1,000 shares unless approved by the Company in its sole discretion or the remaining balance of shares on this Warrant is less than 1,000 shares and in that circumstance, the Warrant must be exercised for its total balance.

2.2           Procedure.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office:

(a)           a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of the Holder’s election to exercise this Warrant;

(b)           a check payable to the Company in the amount of the Exercise Price; and

(c)           this Warrant.

The Company shall as promptly as practicable, and in any event within ten business days after receipt of such notice, execute and deliver or cause to be executed and delivered one or more certificates representing the aggregate number of shares of Warrant Shares to which the Holder is entitled and, if this Warrant is exercised in part, a new Warrant as set forth in Section 2.1.

2.3           Name and Effective Date.  The stock certificate(s) so delivered shall be issued in the name of the Holder or such other name as shall be designated in the notice specified in Section 2.2.  Such certificate(s) shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares as of the date the Company actually receives the notice and payment as specified in Section 2.2, subject to Article 3 hereof.

2.4           Expenses. The Company shall pay all expenses payable in connection with the preparation, issuance, and delivery of such stock certificate(s), except that the Holder shall pay any applicable stock transfer taxes.

2.5           Legal Requirements.  The Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

2.6           No Fractional Shares.  The Company shall not issue a stock certificate representing any fraction of a share upon partial exercise by a Holder of such Holder’s rights hereunder.

2.7           Registration.  The Company will keep at its principal office a register that will provide for the registration and transfer of this Warrant.

ARTICLE 3
TRANSFER

3.1           Permitted Transfers.  This Warrant shall be freely transferable to any Affiliate of Holder as long as such transfer is consistent with state and federal law and Holder has received a legal opinion reasonably acceptable to the Company to that effect, but shall not be transferable to any other Person except with the written consent of the Company and subject to the limitations set forth in Section 3.2 hereof.

3.2.           Securities Laws.  Notwithstanding anything to the contrary in this Article 3, neither this Warrant nor the Warrant Shares shall be transferable unless:

(a)           either a registration statement under the Securities Act of 1933, as amended (the “Act”), is in effect covering this Warrant or the Warrant Shares, as the case may be, or the Company has received an opinion from Company counsel to the effect that such registration is not required; and

(b)           the transfer complies with any applicable state securities laws.

The Warrant Shares will bear a legend describing the restrictions on transfer set forth in this Section 3.2.  By acceptance of this Warrant, the Holder represents and warrants to the Company that this Warrant is acquired for the Holder’s own account, for investment and not with a view to distribution within the meaning of the Act and the Holder agrees that the Holder will not offer, distribute, sell, transfer or otherwise dispose of this Warrant or the Warrant Shares except as set forth herein.

3.3           Procedure.  The Holder may, subject to the limitations set forth in Section 3.1 and Section 3.2, in person or by duly authorized attorney, surrender the same for exchange at the principal office of the Company and, within a reasonable time thereafter receive in exchange therefor one or more duly executed Warrants each evidencing the right to receive one share of Common Stock of the Company or such other number of shares as may be designated by the Holder at the time of surrender.

The Company and any agent of the Company may treat the Person in whose name a Warrant is registered as the owner of the Warrant for all purposes hereunder, and neither the Company nor such agent shall be affected by notice to the contrary except in connection with the permitted transfers described in Section 3.1 or as otherwise indicated in the notice specified in Section 2.2.  The Company covenants and agrees to take and cause to be taken all action necessary to effect such registrations, transfers and exchanges.

ARTICLE 4
EXERCISE PRICE AND ADJUSTMENTS

4.1           Exercise Price.  The Exercise Price for the Warrant Shares shall be $0.40 per share, subject to adjustment as described in this Article 4.

4.2           Stock Splits, Stock Dividends and Reverse Stock Splits.  If at any time the Company shall subdivide (by reclassification, by the issuance of a Common Stock dividend on Common Stock, or otherwise) its outstanding shares of Common Stock into a greater number, the number of shares of Common Stock that may be purchased hereunder shall be increased proportionately and the Exercise Price per share of Common Stock shall be decreased proportionately as of the effective date of such action.  The effective date of a stock dividend shall be the record date for such dividend.  Issuance of a Common Stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend.  If at any time the Company shall combine (by reclassification or otherwise) its outstanding number of shares of Common Stock into a lesser number, the number of shares of Common Stock that may be purchased hereunder shall be reduced proportionately and the Exercise Price per share of Common Stock shall be increased proportionately as of the effective date of such action.

4.3           Reorganization and Reclassification.  In case of any capital reorganization or any reclassification of the capital stock of the Company while this Warrant remains outstanding, the Holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the kind and number of shares of Common Stock comprising Warrant Shares that such Holder would have been entitled to purchase or acquire immediately before such reorganization or reclassification) the kind and number of shares of stock of any class or classes or other securities or property for or into which such shares of Common Stock would have been exchanged, converted or reclassified if the Warrant Shares had been purchased by the Holder immediately before such reorganization or reclassification.  In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

ARTICLE 5
CALL  FEATURE OF WARRANTS

5.1           Call Rights of the Company.   If at any time prior to the expiration of this warrant the Company’s common stock reaches a Trading Price equal to or greater than 1.5x the Exercise Price then in effect for the Warrant Shares, the Company has the right but not the obligation, until the Expiration Date, to demand in writing the exercise of this warrant by issuing a Call Notice.  If such exercise would result in the Holders and their Affiliates owning more than 40% of the outstanding common stock of the Company, the Company has the right but not the obligation to suspend the Call Notice with respect to the number of warrants that would require the Holders and their Affiliates to exceed 40% ownership.  Such suspension will last as long as Holders and their Affiliates own up to 40% of the Company’s outstanding stock and may only be reactivated if the conditions in the first sentence of this Section 5.1 are met.  Upon delivery of a Call Notice to the Holder in written form, the Holder will have 10 days in which to exercise all or a portion of this warrant in accordance with Section 2.2.  Should the Holder not exercise in accordance with Section 2.2 within 10 days of receipt of the written Call Notice, then any unexercised portion of this warrant and all of its terms and provisions will be deemed to have expired immediately.

ARTICLE 6
COVENANTS OF THE COMPANY

The Company covenants and agrees that:

6.1           Reservation of Shares.  At all times, the Company will reserve and set apart and have, free from preemptive rights, a sufficient number of shares of authorized but unissued Common Stock or other securities, if applicable, to enable it at any time to fulfill all its obligations hereunder.

6.2           Adjustment of Par Value.  Before taking any action that would cause an adjustment reducing the Exercise Price per share below the then par value of the shares of Warrant Shares issuable upon exercise of this Warrant, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Warrant Shares at such adjusted price.

ARTICLE 7
LIMITATION OF LIABILITY

No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as stockholders of the Company.  In the absence of affirmative action by the Holder to purchase shares of Common Stock in accordance with the terms of this Warrant, no provision hereof shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

ARTICLE 8
MISCELLANEOUS

9.1           Governing Law.  The rights of the parties arising under this Warrant shall be construed and enforced under the laws of the State of Texas without giving effect to any choice of law or conflict of law rules.

9.2           Notices.  Any notice or other communication required or permitted to be given or delivered pursuant to this Warrant shall be in writing and shall be deemed effective as of the date of receipt if delivered personally or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or delivered by overnight courier service or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address in the United States of America for a party as shall be specified by like notice; provided, however, that notices of change of address shall be effective only upon receipt thereof):

(i)           to the Holder at the address set forth immediately below the Holder’s name on the signature pages to that certain Securities Purchase Agreement dated as of  August __, 2010 by and among the Company and the Purchaser named therein and to Drew R. Fuller, Jr., Hornberger Sheehan Fuller & Beiter Incorporated, 7373 Broadway, Suite 300, San Antonio, Texas  78209,  Facsimile Number:  (210) 271-1740.

(ii)           to the Company as follows:
Tootie Pie Company, Inc.
129 Industrial Dr.
Boerne, TX  78006
Facsimile Number:  830-816-6611
Attention:  Chief Executive Officer

9.3           Severability.  If any provision of this Warrant shall be held invalid, such invalidity shall not affect any other provision of this Warrant that can be given effect without the invalid provision, and to this end, the provisions hereof are separable.

9.4           Headings.  The headings in this Warrant are for reference purposes only and shall not affect in any way the meaning of interpretation of this Warrant.

9.5           Amendment.  This Warrant cannot be amended or modified except by a written agreement executed by the Company and the Holder.

9.6           Assignment.  This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that no party may assign or transfer its rights or obligations under this Warrant except to the extent explicitly permitted herein.

9.7           Entire Agreement.  This Warrant, together with its attachments, contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by the officer named below.

Dated:  ______________, 2010.

TOOTIE PIE COMPANY, INC.

By:

Chief Executive Officer

SUBSCRIPTION NOTICE

The undersigned, the Holder of a Common Stock Purchase Warrant issued by Tootie Pie Company, Inc., hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, _______________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor of ________________________ and requests that certificates for such shares (and any securities or the property issuable upon such exercise) be issued in the name of and delivered to _______________________________ whose address is ____________________________.

If said number of shares of Common Stock is less than the number of shares of Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant representing the balance of the Warrant Shares be registered in the name of and issued and delivered to _________________whose address is_______________________________________________.

The undersigned hereby agrees to pay any transfer taxes on the transfer of all or any portion of the Warrant or Warrant Shares requested herein if the undersigned has requested stock certificate(s) to be registered in a name or names other than the name of the undersigned.

The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and the certificate or certificates representing such Common Stock may bear a legend substantially as follows:  “The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred except as provided in Article 3 of the Warrant to purchase Common Stock of Tootie Pie Company, Inc., a copy of which is on file at the principal office of Tootie Pie Company, Inc.”

Signature guaranteed:

Dated:  _________________

Exhibit B

Form of Class “B” Warrants

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER ANY STATE SECURITIES LAWS.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED, SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THESE SECURITIES UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL OF THE ISSUER THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.  HOLDERS SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

TOOTIE PIE COMPANY, INC.
COMMON SHARE PURCHASE WARRANT

FOR VALUE RECEIVED, _________________ (the “Holder”), is entitled to purchase from Tootie Pie Company, Inc., a Nevada corporation (the “Company”), subject to the terms and conditions herein set forth, at any time before the Expiration Date, 2,100,000 shares of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock of the Company, par value $0.001 per share (the “Warrant Shares”), subject to adjustment of the number or kind of shares constituting the Warrant Shares as hereinafter provided.  The Holder is entitled to purchase the Warrant Shares for $0.50 per share, subject to adjustment as hereinafter provided (the “Exercise Price”), and is entitled also to exercise the other appurtenant rights, powers, and privileges hereinafter set forth.  The Holder may also have certain rights and obligations as described in that certain Securities Purchase Agreement between the Holder and the Company dated August 26, 2010 with an effective date of August 1, 2010 (the “Purchase Agreement”).  The Company may lower the Exercise Price or extend the Expiration Day at its sole discretion.

ARTICLE 1
DEFINITIONS

For all purposes of this Warrant, unless the context otherwise requires, the following terms have the following meanings:

1.1           “Affiliate”  of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity or any of its partners and shall be deemed to include, without limitation, with respect to a partner, (i) (A) any other partner of the entity,  (B) such partner’s spouse, lineal descendants, or step-children; (C) a trust or trusts created solely for the benefit of such partner or such partner’s spouse, lineal descendants or step-children, or (D) any business entities wholly owned by such partner, such partner’s spouse, lineal descendants or step-children or a by a trust or trusts created solely for the benefit of such partner or such partner’s spouse, lineal descendants or step-children; or (ii) to the extent that any partner is not a natural person, any partner, member or shareholder of such partner or to persons or entities related to any such partner, member or shareholder of a partner of the nature described in clause (i)(B), (C) or (D). The Company agrees that the provisions of clause (ii) of this Section 1.1 are intended to include spouses, lineal descendants, or trusts or entities for the benefit of Vincent M. Dawson and Berkley V. Dawson. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

1.2              “Call Notice” means a written demand by the Company for the exercise of this Warrant in accordance with Section 5.1

1.3           “Common Stock” means the Company’s authorized common stock, par value $0.001 per share.

1.4           “Company” means Tootie Pie Company, Inc., a corporation organized and existing under the laws of the State of Nevada, and any successor Person.

1.5           “Exercise Price” means the exercise price for the Warrant Shares established in accordance with Article 4.

1.6           “Expiration Date” means the earlier of (a) (i) either December 31, 2012 or (ii) December 31, 2014 in the event of a “Debt Placement Event” described in Section 9(B) of the Purchase Agreement pursuant to which the Company acquires the shares of Common Stock issued to Holder under the terms of the Purchase Agreement, and (b) 10 days after a Call Notice is issued by the Company in accordance with Section 5.1.

1.7           “Holder” means the holder of record of this Warrant as shown in the Company’s register for such purpose as described in Section 2.7 hereof.

1.8           “Person” means any natural person, sole proprietorship, general partnership, limited partnership, joint venture, trust, unincorporated organization, association, corporation, limited liability company, institution, private or governmental entity, or other party.

1.9           “Publicly Traded” has the meaning ascribed in Section 1.10.

1.10           “Trading Price” means , in the event such stock is traded on a national securities exchange or in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotation System (stock being so traded or reported being referred to herein as “Publicly Traded”), the average closing bid and asked price of such stock on the five (5) trading days immediately preceding the date as of which such value is to be determined, and in the event the Common Stock is not Publicly Traded, the value of such stock on a going-concern basis, as determined by the Board of Directors of the Company in good faith or, in the Company’s discretion, by an appraiser mutually agreeable to the Holder and to the Company, the determination of such appraiser to be final in the absence of fraud or bad faith

1.11           “Warrant” means this Warrant and any warrants issued on or in substitution for this Warrant, including warrants issued in exchange for this Warrant pursuant to Article 2 hereof.

1.12           “Warrant Shares” means the shares of Common Stock or other securities acquired or to be acquired upon the exercise of the Warrant.

ARTICLE 2
EXERCISE OF WARRANT

2.1           Partial Exercise.  This Warrant may be exercised in whole or in part at any time prior to the Expiration Date.  In the event of a partial exercise, the Company shall execute and deliver to the Holder (or to such other Person as shall be designated in the Subscription Notice) a new Warrant covering the unexercised portion of the Warrant Shares.  In no event may the Warrant be exercised for less than 1,000 shares unless approved by the Company in its sole discretion or the remaining balance of shares on this Warrant is less than 1,000 shares and in that circumstance, the Warrant must be exercised for its total balance.

2.2           Procedure.  To exercise this Warrant, the Holder shall deliver to the Company at its principal office:

(a)           a written notice, in substantially the form of the Subscription Notice appearing at the end of this Warrant, of the Holder’s election to exercise this Warrant;

(b)           a check payable to the Company in the amount of the Exercise Price; and

(c)           this Warrant.

The Company shall as promptly as practicable, and in any event within ten business days after receipt of such notice, execute and deliver or cause to be executed and delivered one or more certificates representing the aggregate number of shares of Warrant Shares to which the Holder is entitled and, if this Warrant is exercised in part, a new Warrant as set forth in Section 2.1.

2.3           Name and Effective Date.  The stock certificate(s) so delivered shall be issued in the name of the Holder or such other name as shall be designated in the notice specified in Section 2.2.  Such certificate(s) shall be deemed to have been issued and such Holder or any other Person so designated to be named therein shall be deemed for all purposes to have become a Holder of record of such shares as of the date the Company actually receives the notice and payment as specified in Section 2.2, subject to Article 3 hereof.

2.4           Expenses. The Company shall pay all expenses payable in connection with the preparation, issuance, and delivery of such stock certificate(s), except that the Holder shall pay any applicable stock transfer taxes.

2.5           Legal Requirements.  The Warrant Shares issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

2.6           No Fractional Shares.  The Company shall not issue a stock certificate representing any fraction of a share upon partial exercise by a Holder of such Holder’s rights hereunder.

2.7           Registration.  The Company will keep at its principal office a register that will provide for the registration and transfer of this Warrant.

ARTICLE 3
TRANSFER

3.1           Permitted Transfers.  This Warrant shall be freely transferable to any Affiliate of Holder as long as such transfer is consistent with state and federal law and Holder has received a legal opinion reasonably acceptable to the Company to that effect, but shall not be transferable to any other Person except with the written consent of the Company and subject to the limitations set forth in Section 3.2 hereof.

3.2.           Securities Laws.  Notwithstanding anything to the contrary in this Article 3, neither this Warrant nor the Warrant Shares shall be transferable unless:

(a)           either a registration statement under the Securities Act of 1933, as amended (the “Act”), is in effect covering this Warrant or the Warrant Shares, as the case may be, or the Company has received an opinion from Company counsel to the effect that such registration is not required; and

(b)           the transfer complies with any applicable state securities laws.

The Warrant Shares will bear a legend describing the restrictions on transfer set forth in this Section 3.2.  By acceptance of this Warrant, the Holder represents and warrants to the Company that this Warrant is acquired for the Holder’s own account, for investment and not with a view to distribution within the meaning of the Act and the Holder agrees that the Holder will not offer, distribute, sell, transfer or otherwise dispose of this Warrant or the Warrant Shares except as set forth herein.

3.3           Procedure.  The Holder may, subject to the limitations set forth in Section 3.1 and Section 3.2, in person or by duly authorized attorney, surrender the same for exchange at the principal office of the Company and, within a reasonable time thereafter receive in exchange therefor one or more duly executed Warrants each evidencing the right to receive one share of Common Stock of the Company or such other number of shares as may be designated by the Holder at the time of surrender.

The Company and any agent of the Company may treat the Person in whose name a Warrant is registered as the owner of the Warrant for all purposes hereunder, and neither the Company nor such agent shall be affected by notice to the contrary except in connection with the permitted transfers described in Section 3.1 or as otherwise indicated in the notice specified in Section 2.2.  The Company covenants and agrees to take and cause to be taken all action necessary to effect such registrations, transfers and exchanges.

ARTICLE 4
EXERCISE PRICE AND ADJUSTMENTS

4.1           Exercise Price.  The Exercise Price for the Warrant Shares shall be $0.40 per share, subject to adjustment as described in this Article 4.

4.2           Stock Splits, Stock Dividends and Reverse Stock Splits.  If at any time the Company shall subdivide (by reclassification, by the issuance of a Common Stock dividend on Common Stock, or otherwise) its outstanding shares of Common Stock into a greater number, the number of shares of Common Stock that may be purchased hereunder shall be increased proportionately and the Exercise Price per share of Common Stock shall be decreased proportionately as of the effective date of such action.  The effective date of a stock dividend shall be the record date for such dividend.  Issuance of a Common Stock dividend shall be treated as a subdivision of the whole number of shares of Common Stock outstanding immediately before the record date for such dividend into a number of shares equal to such whole number of shares so outstanding plus the number of shares issued as a stock dividend.  If at any time the Company shall combine (by reclassification or otherwise) its outstanding number of shares of Common Stock into a lesser number, the number of shares of Common Stock that may be purchased hereunder shall be reduced proportionately and the Exercise Price per share of Common Stock shall be increased proportionately as of the effective date of such action.

4.3           Reorganization and Reclassification.  In case of any capital reorganization or any reclassification of the capital stock of the Company while this Warrant remains outstanding, the Holder of this Warrant shall thereafter be entitled to purchase pursuant to this Warrant (in lieu of the kind and number of shares of Common Stock comprising Warrant Shares that such Holder would have been entitled to purchase or acquire immediately before such reorganization or reclassification) the kind and number of shares of stock of any class or classes or other securities or property for or into which such shares of Common Stock would have been exchanged, converted or reclassified if the Warrant Shares had been purchased by the Holder immediately before such reorganization or reclassification.  In case of any such reorganization or reclassification, appropriate provision (as determined by resolution of the Board of Directors of the Company) shall be made with respect to the rights and interest thereafter of the Holder of this Warrant, to the end that all the provisions of this Warrant (including adjustment provisions) shall thereafter be applicable, as nearly as reasonably practicable, in relation to such stock or other securities or property.

ARTICLE 5
CALL  FEATURE OF WARRANTS

5.1           Call Rights of the Company.   If at any time prior to the expiration of this warrant the Company’s common stock reaches a Trading Price equal to or greater than 1.5x the Exercise Price then in effect for the Warrant Shares, the Company has the right but not the obligation, until the Expiration Date, to demand in writing the exercise of this warrant by issuing a Call Notice.  If such exercise would result in the Holders and their Affiliates owning more than 40% of the outstanding common stock of the Company, the Company has the right but not the obligation to suspend the Call Notice with respect to the number of warrants that would require the Holders and their Affiliates to exceed 40% ownership.  Such suspension will last as long as Holders and their Affiliates own up to 40% of the Company’s outstanding stock and may only be reactivated if the conditions in the first sentence of this Section 5.1 are met.  Upon delivery of a Call Notice to the Holder in written form, the Holder will have 10 days in which to exercise all or a portion of this warrant in accordance with Section 2.2.  Should the Holder not exercise in accordance with Section 2.2 within 10 days of receipt of the written Call Notice, then any unexercised portion of this warrant and all of its terms and provisions will be deemed to have expired immediately.

ARTICLE 6
COVENANTS OF THE COMPANY

The Company covenants and agrees that:

6.1           Reservation of Shares.  At all times, the Company will reserve and set apart and have, free from preemptive rights, a sufficient number of shares of authorized but unissued Common Stock or other securities, if applicable, to enable it at any time to fulfill all its obligations hereunder.

6.2           Adjustment of Par Value.  Before taking any action that would cause an adjustment reducing the Exercise Price per share below the then par value of the shares of Warrant Shares issuable upon exercise of this Warrant, the Company will take any corporate action that may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Warrant Shares at such adjusted price.

ARTICLE 7
LIMITATION OF LIABILITY

No provision of this Warrant shall be construed as conferring upon the Holder the right to vote or to consent or to receive dividends or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matter whatsoever as stockholders of the Company.  In the absence of affirmative action by the Holder to purchase shares of Common Stock in accordance with the terms of this Warrant, no provision hereof shall give rise to any liability of such Holder for the Exercise Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

ARTICLE 8
MISCELLANEOUS

9.1           Governing Law.  The rights of the parties arising under this Warrant shall be construed and enforced under the laws of the State of Texas without giving effect to any choice of law or conflict of law rules.

9.2           Notices.  Any notice or other communication required or permitted to be given or delivered pursuant to this Warrant shall be in writing and shall be deemed effective as of the date of receipt if delivered personally or by facsimile transmission (if receipt is confirmed by the facsimile operator of the recipient), or delivered by overnight courier service or mailed by registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address in the United States of America for a party as shall be specified by like notice; provided, however, that notices of change of address shall be effective only upon receipt thereof):

(i)           to the Holder at the address set forth immediately below the Holder’s name on the signature pages to that certain Securities Purchase Agreement dated as of  August __, 2010 by and among the Company and the Purchaser named therein and to Drew R. Fuller, Jr., Hornberger Sheehan Fuller & Beiter Incorporated, 7373 Broadway, Suite 300, San Antonio, Texas  78209,  Facsimile Number:  (210) 271-1740.

(ii)           to the Company as follows:
Tootie Pie Company, Inc.
129 Industrial Dr.
Boerne, TX  78006
Facsimile Number:  830-816-6611
Attention:  Chief Executive Officer

9.3           Severability.  If any provision of this Warrant shall be held invalid, such invalidity shall not affect any other provision of this Warrant that can be given effect without the invalid provision, and to this end, the provisions hereof are separable.

9.4           Headings.  The headings in this Warrant are for reference purposes only and shall not affect in any way the meaning of interpretation of this Warrant.

9.5           Amendment.  This Warrant cannot be amended or modified except by a written agreement executed by the Company and the Holder.

9.6           Assignment.  This Warrant shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and assigns, except that no party may assign or transfer its rights or obligations under this Warrant except to the extent explicitly permitted herein.

9.7           Entire Agreement.  This Warrant, together with its attachments, contains the entire understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed in its name by the officer named below.

Dated:  ______________, 2010.

TOOTIE PIE COMPANY, INC.

By:

Chief Executive Officer

SUBSCRIPTION NOTICE

The undersigned, the Holder of a Common Stock Purchase Warrant issued by Tootie Pie Company, Inc., hereby elects to exercise purchase rights represented by such Warrant for, and to purchase thereunder, _______________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor of ________________________ and requests that certificates for such shares (and any securities or the property issuable upon such exercise) be issued in the name of and delivered to _______________________________ whose address is ____________________________.

If said number of shares of Common Stock is less than the number of shares of Warrant Shares purchasable hereunder, the undersigned requests that a new Warrant representing the balance of the Warrant Shares be registered in the name of and issued and delivered to _________________whose address is_______________________________________________.

The undersigned hereby agrees to pay any transfer taxes on the transfer of all or any portion of the Warrant or Warrant Shares requested herein if the undersigned has requested stock certificate(s) to be registered in a name or names other than the name of the undersigned.

The undersigned agrees that, in the absence of an effective registration statement with respect to Common Stock issued upon this exercise, the undersigned is acquiring such Common Stock for investment and not with a view to distribution thereof and the certificate or certificates representing such Common Stock may bear a legend substantially as follows:  “The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be transferred except as provided in Article 3 of the Warrant to purchase Common Stock of Tootie Pie Company, Inc., a copy of which is on file at the principal office of Tootie Pie Company, Inc.”

Signature guaranteed:

Dated:  _________________